UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): November 30, 2004

          CARNIVAL CORPORATION                                   CARNIVAL PLC
       (Exact name of registrant                          (Exact name of registrant
      as specified in its charter)                       as specified in its charter)

           REPUBLIC OF PANAMA                                 ENGLAND AND WALES
      (State or other jurisdiction                       (State or other jurisdiction
            of incorporation)                                 of incorporation)

                 1-9610                                            1-15136
        (Commission File Number)                           (Commission File Number)

               59-1562976                                            NONE
            (I.R.S. Employer                                   (I.R.S. Employer
           Identification No.)                               Identification No.)

         3655 N.W. 87TH AVENUE,                                 CARNIVAL HOUSE
       MIAMI, FLORIDA 33178-2428                              5 GAINSFORD STREET
                                                           LONDON SE1 2NE, ENGLAND
 (Address of principal executive offices)        (Address of principal executive offices)
             (Zip code)                                            (Zip code)

           (305) 599-2600                                     011 44 20 7940 5381
     (Registrant's telephone number,                    (Registrant's telephone number,
          including area code)                                including area code)

                 NONE                                                NONE
 (Former name or former address, if                   (Former name or former address, if
      changed since last report)                           changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

CONSULTING AGREEMENT

            On November 30, 2004, Holland America Line Inc. ("HAL") entered into an 11-month Consulting Agreement (the "Consulting Agreement") with A. Kirk Lanterman, an executive officer of Carnival Corporation & plc and a member of its boards of directors. Pursuant to the Consulting Agreement, Mr. Lanterman resigned, effective as of the close of business on November 30, 2004, with respect to all positions as an officer and/or director of all affiliates and divisions of HAL other than his position as director of Carnival Corporation & plc. Effective December 1, 2004 and through the term of the Consulting Agreement, Mr. Lanterman will have the title of "Chairman" of HAL, which shall be a non-executive title. During the term of the Consulting Agreement, Mr. Lanterman will provide such consulting services and other assistance as may be required by HAL's President on strategic, financial and historical analyses and other various services that are specified by HAL's President, up to a maximum of 1,000 hours annually.

            The initial term of the Consulting Agreement will be from January 1, 2005 through November 30, 2005 and renews automatically for one additional year unless earlier terminated by either party, but in no event will the consulting agreement be extended beyond November 30, 2006.

            The Consulting Agreement provides that Mr. Lanterman will receive annual compensation of $788,000, payable in monthly installments. He will not participate in any incentive compensation plans offered by HAL or any affiliate of HAL but will be eligible for medical and dental insurance and certain other benefits. The Consulting Agreement contains confidentiality and indemnification provisions and may be terminated by HAL for good cause or upon the death or disability of Mr. Lanterman. HAL has also agreed to indemnify Mr. Lanterman from any losses arising from his provision of the consulting services subject to the Consulting Agreement, subject to customary exceptions. At the end of the term of the Consulting Agreement, no further severance or other payments shall be provided to Mr. Lanterman except as set forth in the Retirement and Consulting Agreement between Mr. Lanterman and HAL, dated November 28, 2003, which was filed as Exhibit 10.1 to the Annual Report on Form 10-K of Carnival Corporation & plc for the fiscal year ended November 30, 2003.

EMPLOYMENT AGREEMENT

         On December 1, 2004, HAL entered into a letter agreement with Mr. Lanterman regarding the terms of his employment for the month of December 2004 (the "December Employment Agreement"). Pursuant to the December Employment Agreement, Mr. Lanterman will be paid $62,500 per month, less applicable taxes and other standard deductions, including but not limited to medical insurance premiums and previously authorized 401(k) contributions, if any. The December Employment Agreement also provides that Mr. Lanterman shall resign as a HAL employee effective December 31, 2004. Pursuant to the December Employment Agreement, if Mr. Lanterman is an

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employee in good standing as of December 31, 2004, he will be eligible to participate in the HAL Profit Sharing Plan for 2004.

APPOINTMENT LETTER

         On December 1, 2004, an Appointment Letter (the "Appointment Letter") was executed by Carnival Corporation and Carnival plc (together, the "Companies") and Mr. Lanterman in connection with his change in status from an executive director to a non-executive director of the Companies. Pursuant to the Appointment Letter, Mr. Lanterman's term will terminate (1) upon Mr. Lanterman's resignation, removal, disqualification or death as set forth in the constituent documents of each of the Companies or under applicable law or
(2) if Mr. Lanterman is not re-elected by the shareholders of the Companies at an annual general meeting of the shareholders of the Companies. Mr. Lanterman is required to perform all duties set forth in the constituent documents of the Companies and under applicable law and all other duties otherwise agreed-to by the boards of directors of the Companies. Mr. Lanterman will resign upon request by either of the Companies. Mr. Lanterman will not receive any fees for serving as a director of the Companies but will be eligible for expense reimbursement.

         Under the Appointment Letter, Carnival Corporation indemnified Mr. Lanterman against all losses by reason of Mr. Lanterman's service as a director of either of the Companies to the fullest extent of the law. Under the Appointment Letter, Carnival Corporation is also required to maintain adequate directors' and officers' liability insurance for Mr. Lanterman's benefit.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


CARNIVAL CORPORATION                      CARNIVAL PLC

/s/ Gerald R. Cahill                      /s/ Gerald R. Cahill
--------------------------------------    --------------------------------------
Name: Gerald R. Cahill                    Name: Gerald R. Cahill
Title: Executive Vice President and       Title: Executive Vice President and
Chief Financial and Accounting Officer    Chief Financial and Accounting Officer

Date: December 6, 2004                    Date: December 6, 2004